UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Conditions.
On February 17, 2023, CenterPoint Energy, Inc. (“CenterPoint Energy”) reported fourth quarter and full-year 2022 earnings. For additional information regarding CenterPoint Energy’s fourth quarter and full-year 2022 earnings, please refer to CenterPoint Energy’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.
Item 7.01.     Regulation FD Disclosure.
CenterPoint Energy is holding a conference call to discuss its fourth quarter and full-year 2022 earnings on February 17, 2023. Information about the call can be found in the Press Release furnished herewith as Exhibit 99.1. For additional information regarding CenterPoint Energy’s fourth quarter and full-year 2022 earnings, please refer to the supplemental materials which are being posted on CenterPoint Energy’s website and are attached to this report as Exhibit 99.2 (the “Supplemental Materials”), which Supplemental Materials are incorporated by reference herein.
Item 9.01.     Financial Statements and Exhibits.
The information in the Press Release and the Supplemental Materials is being furnished, not filed, pursuant to Items 2.02 and 7.01, respectively. Accordingly, the information in the Press Release and the Supplemental Materials will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press Release issued February 17, 2023 regarding CenterPoint Energy’s fourth quarter and full-year 2022 earnings
99.2	Supplemental Materials regarding CenterPoint Energy’s fourth quarter and full-year 2022 earnings
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 17, 2023	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer